Exhibit 10.41

[***] — Certain information in this exhibit have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Amendment to Distribution Agreement

Between

Heska Corporation, 3760 Rocky Mountain Ave., Loveland, CO

80538 (“Heska”)

and

Abbott Point of Care, Abbott Laboratories Inc. (“i-Stat”)

This Amendment shall amend the above-referenced Distribution Agreement dated 10/01/2004, as follows, where Heska purchases products and equipment for distribution from I-Stat (collectively referred to herein as “Agreement”) as set forth below.

The following terms shall be added to the Agreement:

A.) Addition of Precision PCx Blood Glucose Test Strips (“Test Strips”) to Exhibit 1.29:

The following Test Strips are hereby added to the Agreement at the prices provided in the table below:

Precision PCx Test Strips	Item Number	UOM	Price (Case)		Price (Box)
Precision PCx G2b Strip (100 count box)	98757-19	1 Case (6 x 100 count boxes)	$	[***]	$	[***]
Precision PCx Plus G3 Strip (100 count box)	80063-01	1 Case (6 x 100 count boxes)	$	[***]	$	[***]

B.) i-Stat Cartridge Rebate

The Cartridge rebate, as defined by the Agreement, dated 10/01/2004 in Section 3.6.1, does not apply to any purchases of the Test Strips by Heska.

All other terms and conditions stated in the Agreement shall remain in effect throughout the term of the Agreement or as modified by the parties in writing.

The Effective Date of this Amendment shall be the date that it has been signed by authorized representatives of both Heska and i-Stat.

This Amendment is herby incorporated into and made a part of the Agreement.

[***] — Certain information on this page have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

In Witness Whereof, the parties have caused this Amendment to be executed by their respective authorized representatives.

Heska Corporation:		Offered by: Abbott Laboratories Inc. Abbott Point of Care
By:	/s/ John R. Flanders	By:	[***]
Print Name:	John R. Flanders	Print Name:	[***]
Title:	VP, General Counsel	Title:	Divisional Vice President
Date:	January 31, 2007	Date:	February 5, 2007